LAKE VILLAGE APARTMENTS, L.P.
                         IHDA DEVELOPMENT NO. HTF-1299

                        (AN ILLINOIS LIMITED PARTNERSHIP)
                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                           December 31, 2004 and 2003

--------------------------------------------------------------------------------

                                    CONTENTS
                                    --------
                                                                          Page
                                                                       ---------

Independent Auditor's Report                                              1-2

Financial Statements

  Balance Sheets                                                          3-4
                                                                          5-7
  Statements of Operations

  Statements of Partners' Equity                                           8

  Statements of Cash Flows                                               9-10

Notes to the Financial Statements                                       11-19

Supplemental Information                                                20-24

Independent Auditor's Report on Internal Control                        25-26

Independent Auditor's Report on Compliance With Specific Requirements
 Applicable to Major IHDA-Assisted Programs                             27-28

Independent Auditor's Report on Compliance With Specific Requirements
 Applicable to Fair Housing and Nondiscrimination                        29

Schedule of Findings and Questioned Costs                               30-32

Independent Auditor's Comments on Audit Resolution Matters Relating to
 IHDA Programs                                                           33

Corrective Action Plan                                                   34

Mortgagor's Certification                                                35

Management Agent's Certification                                         36

Information Regarding Auditor                                            37

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Partners
LAKE VILLAGE APARTMENTS, L.P.


We have audited the accompanying balance sheet of LAKE VILLAGE APARTMENTS, L.P., IHDA Development No. HTF- 1299 (An Illinois Limited Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LAKE VILLAGE APARTMENTS, L.P., as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated September 22,2005 on our consideration of LAKE VILLAGE APARTMENTS, L.P.'s internal control, and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. These reports are an integral part of an audit performed in accordance with GovernmentAuditing Standards and should be read in conjunction with this report in considering the results of our audit.

Page Two



Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.






/s/ REZNICK GROUP, P.C. Certified
Public Accountants

Chicago, Illinois
September 22, 2005

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                                 Balance Sheets

                           December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                     ASSETS
                                  ------------

                                                                                  2004                   2003
                                                                           ------------------     -----------------
Fixed Assets
     1420 - Building                                                       $      6,321,563      $        6,321,563
     1450 - Furniture and Fixtures                                                    5,213                   5,213
     4250 - Less: Accumulated Depreciation                                         (536,030)               (305,448)
                                                                           ------------------      -----------------
               Net Book Value                                                     5,790,746               6,021,328
     1410 - Land                                                                    111,287                 111,287
                                                                           ------------------       ----------------
               Total Fixed Assets                                                 5,902,033               6,132,615
                                                                           ------------------       ----------------
Current Assets                                                                        6,629                   4,365
     1120 - Cash - Project
     1130 - Receivables - Tenant                                                     22,047                  10,630
     1151 - Due from Affiliates                                                      27,959                       -
     1240 - Prepaid Insurance                                                        11,603                  12,880
     1290 - Other Prepaid Expenses                                                    1,345                     213
                                                                           ------------------        ----------------
               Total Current Assets                                                  69,583                  28,088
                                                                           ------------------        ----------------
Security Deposits Held in Trust                                                       4,065                   6,753
     1191 - Cash - Restricted
     2191 - Less: Tenant Security Deposits                                           (6,653)                 (7,475)
                                                                           ------------------        -----------------
               Total Security Deposits Held in Trust                                 (2,588)                   (722)
                                                                           ------------------        -----------------
Escrow Deposits and Restricted Reserves                                              25,057                  55,695
     1310 - Real Estate Tax and Insurance Escrow
     1320 - Replacement Reserve                                                      51,435                  50,609
     1330 - Mortgage Insurance Premium Escrow                                           389                       -
     1330 - Debt Service Reserve - Certificate of Deposit                                 -                 200,000
     1340 - Residual Receipts Reserve                                                     -                 688,929
     1360 - Construction Escrow                                                         834                   3,284
     1390 - LVMW Reserve Account                                                      3,414                       -
     1390 - Debt Service Reserve                                                      8,412                   8,277
     1390 - Working Capital Reserve                                                  38,453                  37,835
                                                                           ------------------          ---------------
               Total Escrow Deposits and Restricted Reserves                        127,994               1,044,629
                                                                           ------------------          ---------------
Other Assets                                                                         43,102                  44,244
     1520 - Deferred Financing Costs, Net
     1540 - Other Receivables                                                        12,766                  12,766
                                                                           ------------------          ----------------
               Total Other Assets                                                    55,868                  57,010
                                                                           ------------------          ----------------
Total   Assets                                                             $      6,152,890      $        7,261,620
                                                                           ==================          =================

                      See notes to the financial statements

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                                 Balance Sheets

                           December 31, 2004 and 2003
--------------------------------------------------------------------------------

                        LIABILITIES AND PARTNERS' EQUITY
                        --------------------------------

                                                                                 2004                        2003
                                                                           -----------------           ---------------
Current Liabilities
     2320 - Mortgage Loans Payable-Current Portions                          $        7,075          $      650,000
     2110 - Accounts Payable-Trade                                                   20,587                  14,264
     2111 - Construction Costs Payable                                               12,766                  12,766
     2130 - Accrued Interests                                                        25,062                  56,156
     2140 - Accrued Expenses                                                          7,560                       -
     2150 - Accrued Real Estate Taxes                                                 2,731                  66,100
     2210 - Prepaid Rents                                                             4,375                     590
     2230 - Due to Affiliates                                                       773,552                 772,552
                                                                           ------------------          ---------------
               Total Current Liabilities                                            853,708               1,572,428
                                                                           ------------------          ---------------
Long-Term Liabilities                                                             2,015,242               2,665,121
     2320 - Mortgage Loans Payable
     2320 - Less:Current Portions                                                    (7,075)               (650,000)
                                                                           ------------------          ----------------
               Total Long-Term Liabilities                                        2,008,167               2,015,121
                                                                           ------------------          ----------------
               Total Liabilities                                                  2,861,875               3,587,549
                                                                           ------------------          ----------------
Partners' Equity
     3130 - Partners' Equity                                                      3,291,015               3,674,071
                                                                           ------------------          ----------------
Total Liabilities and Partners' Equity                                       $    6,152,890          $    7,261,620
                                                                           ==================          ================

                      See notes to the financial statements
                                      -4-

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Statements of Operations

                     Years Ended December 31, 2004 and 2003

---------------------------------------------------------------------------------------------------------------------
                                                                                     2004                2003
                                                                           ---------------------  -------------------
Rental Revenue
    5120 - Apartment Rentals, Net                                          $      270,510        $        268,510
    5220 - Less: Vacancy Loss                                                     (65,694)                (38,365)
    5221 - Less: Rent Free Apartments                                              (5,016)                   (300)
                                                                           --------------------   -------------------
                            Net Rental Revenue                                    199,800                 229,845
                                                                           --------------------   -------------------
   Financial and Other Revenue                                                      4,313                   8,761
    5320 - Interest Income - Reserves and Escrows
    5390 - Interest Income - Other                                                    595                     528
    5910 - Laundry Income                                                             803                     968
    5920 - Miscellaneous Tenant Charges                                             8,594                   5,815
    5990 - Miscellaneous Income                                                    11,320                   1,563
                                                                           ---------------------   ------------------
               Total Financial and Other Revenue                                   25,625                  17,635
                                                                           ---------------------   ------------------
               Total Revenue                                                      225,425                 247,480
                                                                           ---------------------   ------------------
Administrative Expenses                                                             9,619                   5,652
    6210 - Marketing
    6311 - Office Expenses                                                          2,574                   2,978
    6320 - Property Management Fees                                                12,715                  17,884
    6340 - Professional Fees - Legal                                                9,404                   8,441
    6350 - Professional Fees - Audit                                               11,000                   3,429
    6360 - Telephone Expense                                                        2,447                   2,329
    6370 - Bad Debts                                                               39,440                  54,256
    6860 - Security Deposit Interest                                                    1                       -
    6390 - Other Administrative                                                     4,325                     650
                                                                           ----------------------   -----------------
               Total Administrative Expenses                                       91,525                  95,619
                                                                           ----------------------   -----------------
Operating Expenses                                                                    134                       -
    6461 - Exterminating
    6471 - Rubbish Removal                                                          6,162                   3,017
                                                                           ----------------------    -----------------
                    Total Operating Expenses                                        6,296                   3,017
                                                                           ----------------------    -----------------

                      See notes to the financial statements
                                       -5-

                                           LAKE VILLAGE APARTMENTS, L.P.
                                           IHDA Development No. HTF-1299

                                             Statements of Operations

                                      Years Ended December 31, 2004 and 2003

---------------------------------------------------------------------------------------------------------------------
                                                                                       2004                2003
                                                                                ----------------     ----------------
Maintenance Expenses
    6521 - Grounds                                                                          681                    -
    6521 - Snow Removal                                                                     989                  350
    6541 - Structural Repairs                                                                 -                3,423
    6546 - Heating and Air Conditioning                                                   1,119                    -
    6561 - Painting and Decorating                                                          524                   53
    6590 - Sundry                                                                         2,618                   75
                                                                                -----------------     --------------
                Total MaintenanceExpenses                                                 5,931                3,901
                                                                                -----------------     --------------
Materials and Supplies                                                                    1,215                3,597
    6311 - Office Supplies
    6411 - Janitorial Supplies                                                               58                   59
    6511 - Maintenance Supplies                                                          14,103               13,083
                                                                                ----------------      --------------
                  Total Materialsand Supplies                                            15,376               16,739
                                                                                ----------------      --------------
Salaries and Wages                                                                       15,942               22,037
    6310 - Office and Administrative
    6510 - Maintenance                                                                    9,910               18,711
                                                                                ----------------      ---------------
              Total Salaries and Wages                                                   25,852               40,748
                                                                                ----------------      ---------------
Utilities                                                                                11,846               14,032
    6420 - Gas
    6450 - Electricity                                                                    6,385                2,995
    6451 - Water and Sewer                                                               13,239               10,013
                                                                                -----------------     ---------------
              Total Utilities                                                            31,470               27,040
                                                                                -----------------     ---------------
  Taxes and Insurance                                                                   (29,017)              64,801
    6710 - Real Estate Taxes
    6720 - Property and LiabilityInsurance                                               11,701               11,838
    6721 - Fidelity Bond Insurance                                                           30                    -
    6790 - Payroll Taxes                                                                  1,544                    -
    6729 - Other Insurance                                                                  173                    -
                                                                                -----------------     ----------------
                  Total Taxes andInsurance                                              (15,569)              76,639
                                                                                ------------------    ----------------

                      See notes to the financial statements

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Statements of Operations

                     Years Ended December 31, 2004 and 2003

---------------------------------------------------------------------------------------------------------------------
                                                                                       2004                  2003
                                                                                -----------------       -------------
Total Operating Expenses                                                             160,881                 263,703
                                                                                -----------------       -------------
Net Operating Income (Loss) Before Financial                                          64,544                 (16,223)
    Expenses, Entity Expenses, Depreciation and                                 -----------------       -------------
    Amortization

Financial Expenses
    6810 - Mortgage Interest                                                         208,433                  20,930
    6850 - Mortgage Insurance Premium                                                  1,135                       -
    6880 - Miscellaneous Financial Expenses                                            5,308                       -
                                                                                -----------------      --------------
               Total Financial Expenses                                              214,876                  20,930
                                                                                -----------------      --------------
Entity Expenses
    7180 - Reporting Fees                                                              1,000                       -
                                                                                -----------------      --------------
Net   (Loss) Before Depreciation and Amortization                                   (151,332)                (37,153)

    6900 - Depreciation                                                             (230,582)               (230,582)

    6900 - Amortization                                                               (1,142)                 (1,076)
                                                                                -----------------      --------------
Net   (Loss)                                                                    $   (383,056)          $    (268,811)
                                                                                =================      ==============

                     See notes to the financial statements

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                         Statements of Partners' Equity

                     Years Ended December 31, 2004 and 2003

------------------------------------------------------------------------------------------------------------------
                                                            Balance                                   Balance
                                     Percentage            January 1,             Net (Loss)        December 31,
                                     of Interest              2004                  2004                2004
                                   ----------------      --------------         -------------       --------------
      General Partners                   0.01        $        220,462      $            (38)     $         220,424

      Limited Partners                  99.99               3,453,609              (383,018)             3,070,591
                                   ----------------      --------------         -------------       --------------
           Total                       100.00        $      3,674,071      $       (383,056)     $       3,291,015
                                   ================      ==============         =============       ==============


                                                            Balance                                   Balance
                                     Percentage            January 1,             Net (Loss)        December 31,
                                     of Interest              2003                  2003                2003
                                   ----------------      --------------         -------------       --------------
      General Partners                   0.01        $        220,489      $            (27)     $         220,462
      Limited Partners                  99.99               3,722,393              (268,784)             3,453,609
                                   ----------------      --------------         -------------       --------------
           Total                       100.00        $      3,942,882      $       (268,811)     $       3,674,071
                                   ================      ==============         =============       ==============

                                      See notes to the financial statements.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Statements of Cash Flows

                     Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                                2004                 2003
Cash Flows from Operating Activities                                        ----------            ----------
   Rental Receipts                                                         $   192,168          $    161,383
   Interest Receipts                                                             4,313                56,882
   Other Operating Receipts                                                     21,312                28,810
                                                                            ----------            ----------
          Total Receipts                                                       217,793               247,075
                                                                            ----------            ----------
   Administrative Expenses                                                     (87,611)              (97,939)
   Operating Expenses                                                           (6,296)               (3,017)
   Maintenance Expenses                                                         (5,931)               (3,901)
   Materials and Supplies                                                      (15,376)              (16,740)
   Salaries and Wages                                                          (25,852)              (40,748)
   Utilities                                                                   (31,470)              (27,040)
   Taxes and Insurance                                                         (37,686)              (22,351)
   Mortgage Interest and Service Fee                                          (239,527)              (27,572)
   Mortgage Insurance Premium                                                   (1,135)                    -
   Miscellaneous Financial Expenses                                             (5,308)                    -
   Entity Disbursement                                                          (1,000)                    -
   Tenant Security Deposits, Net                                                 1,866                (3,606)
                                                                               --------             ---------
          Total Disbursements                                                 (455,326)             (242,914)
                                                                               --------             ---------
          Net Cash (Used in) Provide by Operating Activities                  (237,533)                4,161
                                                                               --------             ---------
Cash Flows from Investing Activities                                                 -                (3,153)
  Payments for Capitalized Costs                                            (1,087,144)
  (Deposits to) Restricted Funds                                             2,003,779               253,808
  Withdrawals from Restricted Funds                                            (27,959)                    -
  (Advances to) Repayments from Affiliates, Net                               --------             ---------

          Net Cash Provided by Investing Activities                            888,676                73,716
                                                                              --------             ---------
Cash Flows from Financing Activities
  Borrowings from (Repayments to) Affiliates, Net Proceeds from Long-Term Debt   1,000               303,343
  Payments of Long-Term Debt                                                     2,647              (176,939)
                                                                              (652,526)             (377,341)
                                                                               --------             ----------
Net Cash (Used in) Financing Activities                                       (648,879)              (73,998)
                                                                               --------             ----------
Net Increase in Cash                                                             2,264                 3,879

Cash, Beginning of Year                                                          4,365                   486
                                                                               --------             ----------
Cash, End of Year                                                          $     6,629          $      4,365
                                                                               ========             ==========

                     See notes to the financial statements.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Statements of Cash Flows

                     Years Ended December 31, 2004 and 2003

--------------------------------------------------------------------------------

                                                                                      2004                2003
                                                                                ----------------   -----------------
   Reconciliation of Net (Loss) to Net Cash
   (Used in) Provided by Operating Activities:
    Net (Loss)                                                                  $     (383,056)       $     (268,811)
                                                                                ----------------   -----------------
    Adjustments to Reconcile Net (Loss) to Net
     Cash (Used in) Provided by Operating Activities:
       Depreciation                                                                    230,582               230,582
       Amortization                                                                      1,142                 1,076
       (Increase) Decrease in Operating Assets:
           Tenant Security Deposit Fund                                                  2,688                (6,622)
           Tenant Accounts Receivable                                                  (11,417)              (10,323)
           Prepaid Insurance                                                             1,277                     -
           Prepaid Expenses                                                             (1,132)              (10,726)
       Increase (Decrease) in Operating Liabilities:
           Accounts Payable                                                              6,323                 7,220
           Accrued Interest Expense                                                    (31,094)               (6,642)
           Accrued Real Estate Taxes                                                   (63,369)               64,801
           Other Accrued Expenses                                                        7,560                     -
           Tenant Security Deposits                                                       (822)                3,016
           Prepaid Rents                                                                 3,785                   590
                                                                                ---------------------    -----------------
              Total Adjustments                                                        145,523               272,972
                                                                                ---------------------    -----------------
              Net Cash (Used in) Provided by                                    $     (237,533)       $        4,161
                 Operating Activities                                           =====================    =================


Supplemental Disclosure of Noncash Investing and                                $            -        $      (12,766)
    Financing Activities:
       Increase of Other Receivables
       Increase of Construction Costs Payable                                                -                12,766
                                                                                ---------------------    -----------------
           Total                                                                $            -        $            -
                                                                                =====================    =================

                     See notes to the financial statements.

                         LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                     Years Ended December 31, 2004 and 2003

--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS

         LAKE VILLAGE APARTMENTS, L.P. (the Partnership) was formed as a limited partnership under the laws of the State of Illinois on April 14, 1998, for the purpose of constructing and operating a rental housing project. The Project consists of 50 units located in Kewanee, Illinois, and is currently operating under the name of Lake Village Apartments, L.P. The Project is financed in part with the proceeds of a mortgage loan obtained from the Illinois Housing Development Authority (IHDA).

         The Partnership terminates December 31, 2049 unless dissolved earlier upon the sale of substantially all of the Partnership's real property.

         The Partnership qualifies for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986. Accordingly, the Partnership is subject to various compliance requirements under
         Section 42 of the Internal Revenue Code.


NOTE 2 - SUMMARY  OF  SIGNIFICANT   ACCOUNTING   POLICIES

         Capitalization  and Depreciation
         --------------------------------
         Land, building, and furniture and fixtures are recorded at cost. Improvements are capitalized, while expenditures for maintenance and repairs are expensed.

         The assets are  depreciated  over their estimated   service lives.  The
         estimated service lives of the assets for depreciation purposes may be different than their actual economic useful lives.

                                         Estimated  Life          Method
                                         ----------------      -------------
         Building                          27.5 Years           Straight-Line
         Furniture and Fixtures            5 -7 Years            Accelerated

         Rental Income and Prepaid Rents
         -------------------------------
         Rental income is recognized for apartment rentals as it accrues. Advance receipts of rental income are deferred and classified as liabilities until earned.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                     Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

         Amortization
         ------------

         Financing costs are amortized over the term of the mortgage loan using the straight-line method.

         Income Taxes
         ------------
         No provision or benefit for income taxes has been included in these financial statements since taxable income passes through to, and is reportable by, the Partners individually.

         Estimates
         ---------
         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CASH

         The Partnership maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. Management believes the Partnership is not exposed to any significant credit risk on cash.



NOTE 4 - ESCROW DEPOSITS AND RESTRICTED RESERVES

         According to the partnership, loan and other regulatory agreements, the Partnership is required to maintain the following escrow deposits and reserves. The following schedule shows the activity in such accounts during 2004 and 2003.

         The Partnership is required to fund a replacement reserve equal to $17,400 per year. The replacement reserve had not been properly funded as of December 31, 2004. The replacement reserve had been properly funded as of December 31, 2003.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003

------------------------------------------------------------------------------------------------------------------------
NOTE 4- ESCROW DEPOSITS AND RESTRICTED RESERVES - (Continued)

                                         Balance            Additions          Withdrawals                Balance
                                        January 1,             and                and                   December 31,
                                           2004              Interest           Transfers                  2004
                                    -------------------   ---------------   -------------------     --------------------
                    Real Estate Tax
                       Escrow          $  55,695          $    10,659       $     41,297      $        25,057
                    MIP Reserve                -                2,656              2,267                  389
                    Debt Service           8,277                  135                  -                8,412
                    Debt Service Reserve
                      Cert of Deposit    200,000                1,484            201,484                    -
                    Construction
                     Escrow                3,284                1,283              3,733                  834
                    Working Capital
                     Reserve              37,835                  618                  -               38,453
                    Residual
                     Receipts            688,929                    -            688,929                    -
                    LVMW Reserve               -            1,069,483          1,066,069                3,414
                    Replacement
                     Reserve              50,609                  826                  -               51,435
                                    -------------          -----------       ------------         ------------
                    Total            $ 1,044,629          $ 1,087,144       $  2,003,779      $       127,994
                                    =============          ===========       =============        ============

                                       Balance              Additions         Withdrawals            Balance
                                      January 1,               and                and              December 31,
                                        2003                 Interest          Transfers               2003
                                    -------------          -----------       --------------       --------------
                    Real Estate Tax
                     Escrow          $          -         $   55,695        $         -        $      55,695
                    MIP Reserve                 -                  -                  -                    -
                    Debt Service                -              8,277                  -                8,277
                    Debt Service Reserve
                     Cert of Deposit            -            200,000                  -              200,000
                    Construction
                     Escrow                 9,387                  -              6,103                3,284
                    Working Capital
                     Reserve                    -             37,835                  -               37,835
                    Residual
                     Receipts             912,111                  -            223,182              688,929
                    LVMW Reserve                -                  -                  -                    -
                    Replacement
                     Reserve                    -             50,609                  -               50,609
                                    -------------          -----------       --------------       --------------
                    Total            $    921,498         $  352,416         $  229,285        $   1,044,629
                                    =============          ===========       ==============       ===============

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003

--------------------------------------------------------------------------------

NOTE 5 - CAPITALIZED COSTS

         The costs incurred to obtain financing have been capitalized and are being amortized as described below:

                                                            Amortization
                                                              Period                 2004             2003
                                                          ----------------      --------------    -------------
                  Financing Costs                             40 Years        $        45,674     $      45,674

                  Less: Accumulated Amortization                                       (2,572)           (1,430)
                                                                                --------------     --------------
                  Net Capitalized Costs                                       $        43,102     $      44,244
                                                                                ==============     ==============
      NOTE 6-     LONG-TERM DEBT


                                                                                     2004                2003
                                                                                --------------     ---------------
                  The mortgage note,  dated May 2001, is held by IHDA
                  in  the   original   amount  of   $1,261,000.   The
                  Partnership   shall  pay  only   interest   on  the
                  construction  loan at a rate of  7.37%  per  annum.
                  Commencing  on the March 1, 2004,  the loan will be
                  converted into an  amortizable  loan that amortizes
                  over a term of 40 years.  Monthly  installments  of
                  $8,177 for  principal  and  interest  are  required
                  until March 1, 2044. The note is  collateralized by
                  real  estate  held for lease and an  assignment  of
                  rents and leases.                                           $     1,258,353       $ 1,261,000

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003
--------------------------------------------------------------------------------

NOTE 6 -          LONG-TERM DEBT - (Continued)
                                                                                    2004              2003
                                                                                -----------      ------------
                  The junior mortgage note, dated May 2001, is held by IHDA in the original amount of $750,000.  The note bears interest at
                  1% per annum. Monthly installments of $417 for interest only are  required  from June 2002  through  June 2012  while the principal  increases.  Monthly  installments  of $1,458  for principal  and interest are required  from June 2012 through
                  June  2016.  Commencing  in July  2016,  the  loan  requires monthly principal and interest payments of $2,083.  The loan matures  in May  2042.  The note is  collateralized  by real
                  estate held for lease and an assignment of rents and leases.     756,889          754,121

                  The junior  mortgage note,  dated January 24, 2002, was held by Valley State Bank in the original amount of $650,000. The note bore  interest at 8.00% per annum.  The loan matured on
                  March 30,  2004 and was fully  paid off as of  December  31,
                  2004.  The note was  collateralized  by real estate held for lease and an assignment of rents and leases.
                                                                                         -          650,000
                                                                                -----------      ------------
                                                        Total                  $ 2,015,242      $ 2,665,121
                                                                                ===========      ============

                         LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003

--------------------------------------------------------------------------------

NOTE 6- LONG-TERM DEBT - (Continued)

        Aggregate maturities of long-term debt are as follows:

              Year Ending December 31:
                                     2005                                    $          7,075
                                     2006                                               6,072
                                     2007                                               6,535
                                     2008                                               7,033
                                     2009                                               7,569
                                     Thereafter                                     1,980,958
                                                                             -----------------
                                     Total                                   $      2,015,242
                                                                             =================

NOTE 7 - RELATED PARTY TRANSACTIONS

         According to the Developer Fee Agreement, an affiliate of the Limited Partner is entitled to developer fees in the amount of $513,418. During 2004 and 2003, $-0- of developer fees were paid. Developer fees totaling $126,526 were paid in prior years. As of December 31, 2004 and 2003, developer fees payable were $386,892.

         According to the Partnership Agreement, the Limited Partner is entitled to an annual reporting management fee of $1,000. During 2004 and 2003, reporting management fees incurred were $1,000. As of December 31, 2004 and 2003, accrued reporting fees were $1,000 and $-0-, respectively.

         The Limited Partner advanced $-0- during 2004 to fund operations. During prior years the Limited Partner advanced $51,343 to fund operations. During 2003 the Partnership repaid $45,683. As of December 31, 2004 and 2003, $5,660 was owed for operating advances.

         According to the Partnership Agreement, the General Partner is entitled to a non-cumulative annual incentive management fee equal to 35% of the net operating income remaining after reduction for the payments made for the reporting fee and developer fee. No such fee was earned in 2004 and 2003.

         The General Partner is obligated, under the Partnership Agreement to provide funds for any development or operating deficits. Funds have been advanced to the Partnership by an affiliate of the General Partner, including advances made pursuant to such obligation. The advances are noninterest-bearing, unsecured, and due on demand.

                         LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003

--------------------------------------------------------------------------------

NOTE 7 -  RELATED PARTY TRANSACTIONS - (Continued)

          A note payable to Valley State Bank, in the amount of $380,000, was assumed by Gary Shreiner of Hartland Development of the Quad Cities, Inc. This is an affiliate who initially was to become the new General Partner. As of December 31, 2004 and 2003, the Partnership owes Hartland Development of the Quad Cities, the amount of $380,000.

          Amounts due to the General Partner and affiliates at December 31, 2004 and 2003, are as follows:

                                                                                     2004              2003
                                                                                --------------     ------------
          Developer Fees                                                       $      386,892      $    386,892
          Partnership Management Fee                                                    1,000                 -
          Advances                                                                      5,660             5,660
          Other                                                                       380,000           380,000
                                                                                ---------------    -------------
          Total                                                                $      773,552      $    772,552
                                                                                ===============    =============

          The Partnership advanced the Limited Partner $27,959 during 2004. As of December 31, 2004 and 2003, $27,959 and $-0- are owed to the Partnership, respectively.

                                                                                     2004              2003
                                                                                ----------------    -------------
                  Advances                                                     $       27,959      $          -
                                                                                =================   =============

NOTE 8 -  PARTNERS AND PARTNERSHIP INTERESTS

          The Partnership has one Managing General Partner, Shelter Resource Corporation, which has a .005% interest, one General Partner, Quad Cities Redevelopment Resources, Inc., which has a .005% interest, one Special Limited Partner WNC Housing L.P., which has a .01% interest and one Investor Limited Partner, WNC Housing Tax Credit Fund VI L.P., Series 7, which has a 99.98% interest.

                         LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003

--------------------------------------------------------------------------------

NOTE 9 -  PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS

          Generally, profits and losses are allocated .005% to the General Partner, .005% to the Managing General Partner, .01% to the Special Limited Partner, and 99.98% to the Investor Limited Partners. Cash flow, as defined by the Partnership Agreement, generally is distributable .005% to the General Partner, .005% to the Managing General Partner, .01% to the Special Limited Partner, and 99.98% to the Investor Limited Partners. Profits and losses arising from the sale, refinancing or other disposition of all or substantially all of the Partnership's assets will be specially allocatedbased on the respective Partners' capital account balances, as prioritized in the Partnership Agreement. Additionally, the Partnership Agreement provides for other instances in which a special allocation of profits and losses and distributions may be required.


NOTE 10 - REAL ESTATE TAXES

          Pursuant to the Redevelopment Agreement between the Partnership and the Village of Carbon Cliff, Rock Island County, Illinois (the Village), the Partnership will be reimbursed 80% of the incremental (as defined) real estate taxes paid to the Village. For the year ended December 31, 2003, the Partnership hasn't met the required requirements to be reimbursed for taxes paid in 2003. As such, the Partnership has decided not to record a receivable for this reimbursement at December 31, 2003. During 2004, the Partnership received a reimbursement of $31,692 from the Village and deposited the receipt into the real estate tax escrow.


          During 2004, the decrease in real estate tax expense is due to an increase in the enterprise zone abatement and the refund from the Village. The Partnership received abatements in the amount of $94,479 and $29,765 for 2004 and 2003, respectively.

                                                  2004                  2003
                                            ---------------       --------------
          Real Estate Taxes                 $        2,675      $       66,045
          (Over) Accrual                                 -              (1,244)
          Village Reimbursement                    (31,692)                  -
                                            ---------------       --------------
          Real Estate Tax Expense           $      (29,017)     $       64,801
                                            ===============       ==============

                         LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                        Notes to the Financial Statements

                           December 31, 2004 and 2003
--------------------------------------------------------------------------------

NOTE 11 - PROPERTY PURCHASE OPTION

          According to the Partnership Agreement, the General Partner has an option to purchase partnership property at the end of the low-income housing tax credit compliance period at a price which would facilitate the purchase while protecting the Partnership's tax benefits from the Project. Such option is based on the General Partner or sponsor maintaining the low- income occupancy of the Project and is in a form satisfactory to legal and accounting counsel.



NOTE 12 - UNCERTAINTIES

          The Partnership is experiencing significant cash flow difficulties. The Limited Partner has advanced substantial amounts of working capital. Management is taking measures to improve the operations. If these measures are not successful and the Limited Partner does not fund operating deficits, the project may face foreclosure action which could result in the loss of low-income housing tax credit benefits.

                            SUPPLEMENTAL INFORMATION

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Supplemental Information

                                December 31, 2004
--------------------------------------------------------------------------------


ACCOUNTS AND NOTES RECEIVABLE (Other Than From Tenants):
--------------------------------------------------------

                                      Original                                   Original              Balance
Name of Borrower                        Date                  Terms               Amount                 Due
----------------                      --------                -----              --------              --------
     None


OTHER ACCOUNTS RECEIVABLE:
--------------------------
  American Trust and Title                                                                             $ 12,766
                                                                                                       ========

                        See independent auditor's report.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Supplemental Information

                                December 31, 2004
--------------------------------------------------------------------------------


SCHEDULE OF CHANGES IN FIXED ASSETS:
------------------------------------

                                                                    ASSETS
                               --------------------------------------------------------------------------------------
                                     Beginning                                                           Ending
                                      Balance              Additions                 Disposals           Balance
                               ----------------         ----------------         ----------------    ----------------
Building                       $      6,321,563      $            -         $           -         $      6,321,563
Furniture and Fixtures                    5,213                   -                     -                    5,213
Land                                    111,287                   -                     -                  111,287
                               ----------------         ----------------         ----------------    ----------------
       Total                   $      6,438,063      $            -         $           -         $      6,438,063
                               ================         ================         ================    ================


                                                           ACCUMULATED DEPRECIATION
                               --------------------------------------------------------------------------------------
                                   Beginning                                                               Ending
                                    Balance               Depreciation            Disposals                Balance
                               ----------------         ----------------         ----------------     ---------------
Building                       $        302,424      $      229,852         $           -         $        532,276
Furniture and Fixtures                    3,024                 730                     -                    3,754
Land                                          -                   -                     -                        -
                               ----------------         ----------------         ----------------     ---------------
    Total                      $        305,448      $      230,582         $           -         $        536,030
                               ================         ================         ================     ===============
    Net Book Value                                                                                $      5,902,033
                                                                                                      ===============

                        See independent auditor's report.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                            Supplemental Information

                                December 31, 2004

-----------------------------------------------------------------------------------------------------------

ACCOUNTS PAYABLE (OTHER THAN TRADE CREDITORS):
                                                  Date                         Original              Amount
         Creditor              Purpose          Incurred      Terms             Amount                Due
         --------              -------         ----------    -------           --------              ------
           None

ACCOUNTS PAYABLE-TRADE CREDITORS:
---------------------------------
                                                                                 Number of           Amount
                                                                                 Creditors             Due
                                                                                ----------           -------
                                                                                    5               $ 20,587
Payable within 30 days                                                          ==========           =======

OTHER ACCRUED EXPENSES:
-----------------------

Accrued Interest                                                                                    $ 25,062
Construction Costs Payable                                                                            12,766
                                                                                                    --------
                  Total                                                                             $ 97,828
                                                                                                    ========

COMPENSATION OF PARTNER'S:
--------------------------

  None

                        See independent auditor's report.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

              Schedule of Surplus Cash and Allowable Distributions

                                December 31, 2004

-----------------------------------------------------------------------------------------------------------------
    Surplus Cash Computation                                                                     $       6,629
       Cash - Project
       Receivables - Subsidy                                                                                 -
       Tenant Security Deposit Fund                                                                      4,065
       Other Due Within 60 Days                                                                              -
                                                                                                 ----------------
                                                                                                        10,694
                                                                                                 ----------------
    Less:                                                                                              (20,587)
       Accounts Payable - Trade
       Accrued Expenses (Not Escrowed)                                                                       -
       Prepaid Rents                                                                                    (4,375)
       Delinquent Mortgage Payments and Escrow Deposits                                                      -
       Tenant Security Deposits                                                                         (6,653)
                                                                                                 ----------------
                                                                                                       (31,615)
                                                                                                 ----------------
               Surplus Cash (Deficit)                                                            $     (20,921)
                                                                                                 ================

                        See independent auditor's report.

                          LAKE VILLAGE APARTMENTS, L.P.
                          IHDA Development No. HTF-1299

                      Debt Service Coverage Ratio Analysis

                          Year Ended December 31, 2004

---------------------------------------------------------------------------------------------------------------------
    From Statement of Operations:
    A.    Net Operating Income ("NOI") before Financial
             Expenses, Entity Expenses, Depreciation, and
             Amortization                                                                      $        64,544
    B.    Less: Replacement Reserve Payments                                                              (826)
                                                                                               ----------------------
    C.    NOI Adjusted (A minus B)                                                             $        63,718
                                                                                               ======================
    D.    Debt Service                                                   $        652,526
             Mortgage Principal Payments
             Mortgage Interest                                                    208,433
             Mortgage Insurance Premium                                             1,135
                                                                         -----------------------

                    Total                                                                      $         862,094
                                                                                               ======================
    E.    Debt Service Coverage Ratio ("DCR")
             (C divided by D)                                                                              0.074
                                                                                               ======================

                        See independent auditor's report.
                                     - 24 -